                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                              ENDED MAY 31, 1999

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]
SEEKS LONG-TERM CAPITAL APPRECIATION

KEMPER
CONTRARIAN FUND

                  "... We were able to buy blue chip stocks at
            prices near their 52-week lows while the market was at
         all time highs. When these stocks turned around, it had a very dramatic effect on the fund's performance. ..."


                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
8
Terms to Know
9
Industry Sectors
10
Largest Holdings
11
Portfolio of Investments
13
Financial Statements
15
Notes to Financial Statements
18
Financial Highlights
21
Shareholders' Meeting

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER CONTRARIAN
FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED MAY 31, 1999
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]

CLASS A                                                      11.22
CLASS B                                                      10.77
CLASS C                                                      10.65
LIPPER GROWTH & INCOME FUNDS CATEGORY AVERAGE*               11.05

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE, SO THAT WHEN SHARES ARE REDEEMED THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN
 NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------
                                                              AS OF     AS OF
                                                             5/31/99   11/30/98
--------------------------------------------------------------------------------
KEMPER CONTRARIAN FUND CLASS A                                $23.29     $22.90
--------------------------------------------------------------------------------
KEMPER CONTRARIAN FUND CLASS B                                $23.22     $22.82
--------------------------------------------------------------------------------
KEMPER CONTRARIAN FUND CLASS C                                $23.20     $22.82
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER CONTRARIAN FUND
LIPPER RANKINGS AS OF 5/31/99
--------------------------------------------------------------------------------

COMPARED TO ALL OTHER FUNDS IN THE LIPPER GROWTH & INCOME FUNDS CATEGORY*

                      CLASS A                CLASS B              CLASS C
--------------------------------------------------------------------------------
1-YEAR            #191 OF 828 FUNDS       #226 OF 828 FUNDS   #227 OF 828 FUNDS
--------------------------------------------------------------------------------
3-YEAR            #160 OF 510 FUNDS       #206 OF 510 FUNDS   #215 OF 510 FUNDS
--------------------------------------------------------------------------------
5-YEAR            #80 OF 320 FUNDS              N/A                 N/A
--------------------------------------------------------------------------------
10-YEAR           #48 of 148 FUNDS              N/A                 N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------

THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND INFORMATION FOR THE FUND AS OF MAY 31, 1999:

                                              CLASS A  CLASS B  CLASS C
INCOME DIVIDEND                               $.1600   $.0567   $.0509
--------------------------------------------------------------------------------
SHORT-TERM CAPITAL GAIN                       $.81     $.81     $.81
--------------------------------------------------------------------------------
LONG-TERM CAPITAL GAIN                        $.97     $.97     $.97
--------------------------------------------------------------------------------

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

[MORNINGSTAR EQUITY STYLE BOX]

SOURCE: Morningstar, Inc. Chicago, IL. (312) 696-6000. The Equity Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.

THE STYLEBOX REPRESENTS A SNAPSHOT OF THE FUND'S PORTFOLIO ON A SINGLE DAY. IT IS NOT AN EXACT ASSESSMENT OF RISK AND DOES NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM DAY-TO-DAY. A LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE YEARS. CATEGORY PLACEMENTS OF NEW FUNDS ARE ESTIMATED. MORNINGSTAR HAS PLACED KEMPER CONTRARIAN FUND IN THE LARGE VALUE CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON, MASS. HE IS A MEMBER OF BOTH THE BLUE CHIP ECONOMIC AND FINANCIAL SURVEYS, AND SERVES ON THE POLICY ADVISORY COMMITTEES OF THE FEDERAL RESERVE BOARDS OF CHICAGO AND CLEVELAND.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $280 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

As expected, the Federal Reserve Board raised its federal funds interest rate (the rate at which banks lend to each other overnight) by one-fourth of a percentage point in June. Although higher interest rates tend to have a dampening effect on the market, investors rallied in response to this move. The Dow Jones Industrial Average, which was down 50 points before the Fed's statement on June 30, reversed course and ended the day at its highest closing level in six weeks. The Dow went on to close at a record-setting high of 11,187 on July 7.

  What led to the interest rate hike, and why does the market reaction suggest that investors are happy about it?

  It is generally recognized that a modest rate hike by the Fed may be effective in slowing the economy sufficiently to suppress any simmering inflationary pressures. Although the economy has been strong, there are concerns that it will be unable to maintain its current rate of growth without prompting inflationary pressures -- which is at the heart of the Fed's decision to raise interest rates. The Fed is acting now to be proactive. In the past, Fed policy has been reactive, which meant that the Fed tended to respond to inflation only when it picked up. A rate hike now is intended to halt any future buildup in inflation. Moreover, by hinting at an increase well in advance -- then by limiting the increase to 25 basis points -- the Fed relieved worried investors and gave a boost to the financial markets.

  Despite the minor rate increase, the long-term economic situation appears to be positive. The federal budget surplus continues to benefit from good revenue gains (which are based on good income gains, especially for households), good capital gains and continued restraint in federal spending. The surplus this year is expected to approach $100 billion.

  This positive environment is exactly what sometimes poses risk for investors, and is key to understanding recent volatility in the market. A strong economy has the potential to feed inflation fears and drive up interest rates. Indeed, recent market events illustrate the domino effect of investors reacting to positive economic news, which they consider troubling at this point, more than eight years into the economic expansion. Prior to its strong close in the second quarter, the steady stream of positive economic news led to a sell-off in the financial markets based on fears that the strong pace of economic growth would eventually lead to higher inflation. The benchmark 30-year Treasury bond yield rose, which pulled stocks lower.

  Where can we expect to go from here? The fundamentals by which we judge the health of the economy suggest continued growth as we move into the second half of 1999. For example, the gross domestic product (GDP), the value of all goods and services produced in the U.S., is expected to rise at an annual rate of 4 percent in the first half of 1999, following a tremendous fourth-quarter surge of 6 percent. This is very much in line with what we've grown accustomed to over the past year -- over the four quarters of 1998, the U.S. economy expanded by
4.3 percent. Some people aren't surprised at all by strong GDP growth that once would have alarmed them. That's partially because we've grown accustomed to a strong economy. But it's also because we've been able to absorb growth without driving up inflation. That's important for investors. If prices had been rising as the economy was growing, the Fed would have most likely raised short-term interest rates earlier and more drastically, and that would have changed the financial market outlook.

  However, we do see some vulnerability on the economic front. Trade is a weak spot in the economy right now. Exports of U.S. goods and services dropped in the first half of 1999, while imports soared. This reflects the fact that the U.S. is one of the few countries financially fit enough to buy goods produced elsewhere in the world. But for as long as less vibrant international economies are unable to buy U.S. goods, the profitability of U.S. companies trying to export will be challenged.

  When you think about it, vulnerability in regard to the international economy is nothing new. Globally, the outlook is slightly more positive than it was a few months ago. For example, the European markets are slowing down, which has already led to the European Central Bank lowering interest rates in order to boost domestic spending. In many countries in Europe there are no fixed-rate mortgages, only adjustable-rate mortgages. When interest rates go down, mortgage payments are reduced and homeowners can spend money elsewhere. This has a huge impact on consumer spending, and will help European equities over time. Additionally, the situation in Japan remains unchanged. And, problems in the emerging markets haven't had the negative impact many people expected -- both the Mexican and Brazilian stock markets have actually risen in the past two months.

  But don't forget that international crises have the potential to affect the U.S. markets dramatically. Although the Kosovo crisis seems to be waning, past increases in military spending on Kosovo by the 11 European Monetary Union (EMU) countries could force them to spend less in other areas, which could have economic implications, including higher interest rates. That's because many European countries (especially Italy) have small economies and

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
 ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                  [BAR GRAPH]

                                           NOW (6/30/99)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
Ten Year Treasury Rate                          5.90                   4.81                   5.65                   6.69
Prime Rate                                      7.75                   8.49                   8.50                   8.30
Inflation*                                      2.03                   1.62                   1.44                   3.03
The U.S. Dollar*                                -2.4                   4.31                   4.88                   8.58
Capital goods orders*                           7.73                  11.44                   8.10                   5.52
Industrial production *                         1.72                   3.58                   5.05                   5.86
Employment growth*                              2.15                   2.48                   2.61                   2.51

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.

(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.

(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.

(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.

(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.

*   DATA AS OF MAY 31, 1999.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

little leeway in their budgets. Consequently, those countries financed unplanned military expenditures by selling government bonds -- which, in Europe's small bond market, typically raises interest rates. As an example, consider Italy, which recently asked for more leeway on its deficit targets. When leeway was granted, this led to a further sell-off in the eurodollar.

  The international situation alone, however, is by no means an indicator of a U.S. slowdown -- and without any such indications, complacency may be our greatest concern. It's easy to look at the current U.S. economic situation and behave as if no risk exists. But when you see the market soaring and are tempted to jump in, note that the bull market grew to records on the strength of just a few dozen stocks, while most other stock prices were flat or actually declined.

  In summary, there are concerns that the current economy is unsustainable and we soon could see an abrupt end. In many cases, however, people are looking for a slowdown because they are fearful growth will drive up inflation these are particularly older investors who are accustomed to inflation accompanying growth. But again, sustained inflation seems unlikely, so a sharp slowdown is not necessary. In the short term, we expect a modest economic slowdown but no recession. The best approach now, as in any market, is to diversify and invest for the long term.

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ JOHN E. SILVIA

John E. Silvia

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF JUNE 9, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[SASSI PHOTO]

TOM SASSI IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. AND LEAD PORTFOLIO MANAGER OF KEMPER CONTRARIAN FUND. SASSI RECEIVED A BACHELOR'S OF BUSINESS ADMINISTRATION IN MANAGEMENT AND ECONOMICS AND A MASTER'S OF BUSINESS ADMINISTRATION IN FINANCE FROM HOFSTRA UNIVERSITY. HE HAS MORE THAN 25 YEARS OF EXPERIENCE IN INVESTMENT ANALYSIS AND MANAGEMENT.

[GASKIN PHOTO]

FREDERICK L. GASKIN IS A VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS AND A PORTFOLIO MANAGER OF KEMPER CONTRARIAN FUND. GASKIN RECEIVED A BACHELOR'S DEGREE IN FINANCE FROM APPALACHIAN STATE UNIVERSITY AND A MASTER'S OF BUSINESS ADMINISTRATION FROM THE BABCOCK SCHOOL OF MANAGEMENT AT WAKE FOREST UNIVERSITY. HE HAS NEARLY 15 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

IN A PERIOD DOMINATED BY GROWTH-STYLE STOCKS, KEMPER CONTRARIAN FUND TRACKED THE STANDARD & POOR'S 500 STOCK INDEX CLOSELY. LEAD PORTFOLIO MANAGER TOM SASSI DISCUSSES THE EVENTS THAT MOVED THE MARKET AND HOW AS A VALUE INVESTOR, HE WAS ABLE TO STEER THE FUND TO KEEP PACE WITH THE REST OF THE MARKET DURING THE FUND'S SEMIANNUAL PERIOD -- DECEMBER 1, 1998 THROUGH MAY 31, 1999.

Q     HOW WOULD YOU CHARACTERIZE THE MARKET OVER THE LAST SIX MONTHS?

A     The character of the market changed a couple of times over the six-month period.

  1. NARROW MARKET. In December and January the market was quite narrow -- dominated by the largest growth stocks and by Internet fever. Virtually all other types of stocks were left behind. This was a continuation of the narrow market that had existed since late 1997.

  2. A BREAK FOR VALUE. In February, a break occurred in the narrow market and value stocks began to gain momentum. Value assumed a leadership role in the market throughout the rest of the period, but could not eliminate the foothold large growth stocks had on the market.

Q     WHAT OCCURRED IN FEBRUARY TO SPARK THE SHIFT INTO VALUE STOCKS?

A     In early February the disparity between the relative performance of growth stocks and value stocks was the widest it's been in one quarter-century. In other words, it had been more than 25 years since growth stocks had outperformed value stocks by such a large margin. And it seemed at that exact point, a shift to value began to occur.

      Historically, at the end of each calendar year, levels of investment typically increase. When this occurred in late 1998, the increased investment flowed into large growth stocks or into index-style investments, driving their already high valuations even higher. After the first of the year, however, the heightened cash flow diminished, causing the valuations of these same top-tier investments to falter a bit. With this pause in demand, investors became concerned about the extreme valuations of the top-tier stocks and began turning to more reasonably valued stocks.

Q     DID ALL VALUE STOCKS BENEFIT?

A     The primary benefactors were the economically sensitive cyclical-commodity stocks (generally major manufacturers) that had performed so poorly since the Southeast Asia crisis in 1997. During the Asia crisis, investors shunned these stocks believing their strong ties to the economy and their large reliance on exports would severely hurt them. The sustained flight from these quality companies left some of the country's best known blue-chip companies trading at multi-year lows in late 1998. As it became apparent that the global economy was improving and the manufacturing sector had stabilized, investors began investing in commodity-cyclical stocks again. As a result, this area made tremendous gains in 1999.

PERFORMANCE UPDATE

     A good example is Georgia Pacific, a large manufacturer and distributor of a wide range of building and paper products. In December 1998, the consensus by Wall Street analysts put estimated earnings of the company at about $0.51 per share. As actual earnings continued to surprise on the high side, analysts continued to adjust their forecasts. By May, the consensus on Wall Street was that Georgia Pacific's earnings would reach $2.67 per share. As these estimates continued to be revised, the stock price jumped to about $45 from about $25. The fund benefited from this run-up in price and we sold the stock before it reached its high, but at the point where we believed it had reached fair market value.

     These ever-changing estimates caused a wide rotation into cyclicals from the top-tier technology-oriented stocks. Essentially, the market was late in recognizing the Asia crisis was no longer a factor for cyclical-commodity companies. As a result, we had quality companies selling on a worst-expectation basis with near-record low valuations. When it became clear that actual earnings were solid, analysts readjusted their earnings estimates, which in turn initiated huge jumps in the prices of these stocks.

Q    WHEN DID YOU BEGIN BUYING CYCLICAL STOCKS?

A    We began buying some basic industry and capital goods stocks in mid-1998 and added to them throughout the latter part of the year and into 1999. Some of our investments included Praxair, Air Products, Dupont, Mead, Georgia Pacific and 3M among others. We bought them all at very attractive valuations. Essentially, we were able to buy blue chip stocks at prices near their 52-week lows while the market was at all time highs. When these stocks turned around, it had a very dramatic effect on the fund's performance. We've since taken profits in this area for a couple of reasons. We sold stocks that had reached our target valuations. We also trimmed holdings as their level of appreciation created a position we thought was too large for the portfolio. While we do like to back each of our portfolio selections with conviction, we also try to keep the fund's risk profile at a reasonable level. We're therefore careful to avoid concentrating heavily in any one company or in any one sector (see Terms To Know on page 8).

Q    HOW DID KEMPER CONTRARIAN FUND PERFORM?

A    We are extremely pleased with the fund's performance, especially given the period's growth-oriented market. The fund's Class A shares gained 11.22 percent (unadjusted for any sales charge), closely following the growth- and technology-dominated S&P 500 gain of 12.6 percent. The fund outperformed its Lipper Growth & Income Fund peer group average, which gained 11.05 percent. This category includes 887 funds, split between growth-style funds and value-style funds. Outperforming some of our growth counterparts in an environment that didn't particularly favor value stocks pleases us greatly.

     We're also heartened that this six-month period was not an aberration. The fund handily outperformed its Lipper peer group average during its last fiscal year as well -- also during a growth-oriented market. The fund has also outperformed its Lipper peer group average on a long-term basis with returns higher than the category average for the three and five- and 10-year periods ended May 31, 1999. See the chart for more information.

     When value comes back into vogue, we believe the fund has tremendous potential to continue or improve upon its already strong performance.

Q    HOW WAS THE PORTFOLIO ABLE TO PERFORM SO WELL IN THE GROWTH-ORIENTED
MARKET THAT YOU DESCRIBED?

A    The strength of our investment discipline is that we don't actively look for "value" stocks or "growth" stocks. We look for stocks that meet our criteria, which historically has provided very high risk-adjusted and absolute rates of return.

     We buy companies that have above-average, long-term growth of earnings and dividends. Because the fund is contrarian in its execution,

--------------------------------------------------------------------------------
KEMPER CONTRARIAN FUND HAS OUTPERFORMED OVER THE LONG TERM
--------------------------------------------------------------------------------

COMPARISONS TO LIPPER ANALYTICAL SERVICES GROWTH & INCOME FUNDS CATEGORY FOR PERIODS ENDED MAY 31, 1999

                         FUND RETURN VS.
                         CATEGORY AVERAGE              FUND RANKINGS
--------------------------------------------------------------------------------
1-YEAR                    17.72% VS. 11.50%           #191 OF 828 FUNDS
--------------------------------------------------------------------------------
3-YEAR                    22.10  VS. 19.80            #160 OF 510 FUNDS
--------------------------------------------------------------------------------
5-YEAR                    22.42  VS. 20.12             #80 OF 320 FUNDS
--------------------------------------------------------------------------------
10-YEAR                   15.67  VS. 14.59             #48 OF 148 FUNDS
--------------------------------------------------------------------------------

PERFORMANCE IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS.

PERFORMANCE UPDATE

we buy these quality companies when they are temporarily depressed relative to a measure of their true worth. By investing in a company when it's temporarily depressed, there tends to be less risk, since the price of the stock is down relative to its historical levels. As earnings revert back to the company's historical profile, it can provide a high rate of return with less risk.

     We don't, however, invest for short-term gains. Typically we'll hold a stock anywhere from six months to two years. The key to our contrarian strategy is that we want more upside potential than downside. When we buy a stock, we don't expect it to decline very much, but over time we do expect it to appreciate in value. At the time of purchase we establish target valuations that trigger us to sell the stock. Of course, we constantly evaluate and reevaluate our holdings relative to their industry and the broader market. We may also adjust our sell triggers if the fundamentals of the company change for the better or worse.

Q    WHAT OTHER TYPES OF INDUSTRIES APPEALED TO YOU DURING THE PERIOD?

A    We always begin our search for new stocks by identifying high-quality companies that are trading at prices near their 52-week lows with dividend yields higher than average yields in the S&P 500. This period a small group of name-brand food companies stood out as potential buys for us. We bought Heinz and Campbell's when they were trading within 10 percent of their 52-week lows.

     We believe these are very strong companies that have recently suffered some lackluster earnings and have been unfairly punished by the market. With the shift to cyclical stocks, these food stocks were viewed as less stable. On a relative basis, their P/Es (see Terms To Know on page 8) and the relative dividend yields, however, make them cheaper today than anytime in the last 15 years. We aren't expecting an immediate uptick in their performance, but believe they will be strong contributors to the fund over the next one to three years. They're good defensive stocks that should do particularly well if we move into a market downturn of any kind. That's because consumers continue to buy food even when the economy is struggling.

Q    WERE THERE ANY STOCKS THAT DISAPPOINTED YOU DURING THE PERIOD?

A    First Union, a regional banking company, disappointed us. After several years of strong performance, the stock declined during the period as it suffered through two quarters of poor earnings. The disappointing earnings, we believe, are a lingering result of last year's acquisitions of Corestate and The Money Store by First Union. We've followed this stock for about 15 years and believe that First Union is and has been a very well run bank. Its current low P/E and still-attractive dividend yield makes it very positive for the fund on a long-term basis. Given its current low valuation, we may even increase our position in the bank.

Q    FINANCIAL SERVICES REPRESENT A LARGE PORTION OF THE FUND. WHAT PARTS OF
THAT SECTOR INTEREST YOU MOST?

A    Historically, the fund has always had a meaningful position in financial stocks and we continue to find a great deal of value in this sector. Although our weighting in the sector has not changed much, we have made some structural changes. The primary change we made was to increase our position in Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corp. (Freddie Mac), which are involved in providing products and services associated with the home loan mortgage industry. Both of these stocks had a huge run-up in price in 1998. This year the stocks began to underperform somewhat -- probably in response to the huge gains they made last year. There were also some concerns that new governmental regulation may be introduced. In any event, the fundamentals of these companies are good and we don't believe any of these are long-term issues. We, therefore, have increased our commitment to these companies.

     We also continue to invest in the banking industry. Many quality companies are trading at deep discounts that we don't believe are justified for the long-term. Additionally, we've added some property and casualty insurers to the portfolio as they, too, had strong fundamentals, but were trading at deep discounts. We were able to purchase two

PERFORMANCE UPDATE

quality companies, Chubb and Allstate near 52 week lows in price, at multi-year valuation lows as a weak and competitive pricing environment had taken its toll on earnings expectations and investor psychology.

Q    GIVEN THE ROTATIONAL MARKET YOU DISCUSSED, WHAT WAS TURNOVER IN THE FUND
LIKE?

A    The extreme rotation in the market did cause a higher-than-average turnover rate in the first three months of 1999. We adhered strictly to our sell criteria, and didn't alter it this period. Typically our criteria doesn't trigger a sell for a year or two after we've purchased a stock, but for some stocks this period it took just a couple of months. It just didn't make sense for us to hold onto seasoned companies that shot up sometimes in excess of 40 percent in less than two months time. We do expect our turnover activity to return to more normal levels.

Q    WHAT'S YOUR OUTLOOK FOR THE MARKET? WILL VALUE CONTINUE TO GAIN GROUND?

A A tug of war between value and growth is likely to continue into the fall as new economic and earnings statistics are reported. We think it will be late fall until we have some idea of whether value has begun a longer period of outperformance. In any case, we believe the fund is well positioned to perform in the current environment.

TERMS TO KNOW

GROWTH STOCKS Growth stocks are shares in companies that are expected to experience rapid growth resulting from strong sales, talented management and a dominant market position. Because these stocks are in demand, you'll find that they're generally more expensive. How long and how strong this demand is expected to be determines the growth potential of the stock.

PRICE/EARNINGS RATIO A company's stock price divided by its earnings for the past four quarters. The P/E ratio, also known as the multiple, is a measure of how much an investor is paying for a company's earning power.

SECTOR STOCKS usually found in related industries, such as financial services. Financial, economic, business and other developments may similarly affect stocks within a market sector.

VALUE STOCKS Value stocks are considered to be "bargain stocks" because they are perceived as undervalued and attractively priced relative to a measure of their true worth, such as earnings potential, book value, cash flow or dividend yield. Securities may be undervalued as a result of overreaction by investors to unfavorable news about a company, industry or the stock market in general, or as a result of a market decline, poor economic conditions, or actual or anticipated unfavorable developments impacting the company.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON
DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON MAY 31, 1999, AND ON NOVEMBER 30 1998.

                        [SIX-MONTH COMPARISON BAR GRAPH]

                                                                 KEMPER CONTRARIAN FUND ON          KEMPER CONTRARIAN FUND ON
                                                                          5/31/99                            11/30/98
Finance                                                                     28.6%                              32.8%
Basic industries                                                            27.1%                              15.4%
Consumer nondurables                                                        25.2%                              15.3%
Energy                                                                       7.1%                              11.3%
Capital goods                                                                4.1%                              11.2%
Technology                                                                   3.5%                               6.8%
Consumer durables                                                            2.6%                               0.0%
Transportation                                                               1.2%                               1.3%
Utilities                                                                    0.6%                               1.1%
Health care                                                                  0.0%                               4.8%

A COMPARISON WITH THE STANDARD & POOR'S 500 STOCK INDEX*

DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF THE KEMPER CONTRARIAN FUND REPRESENTED ON MAY 31, 1999, COMPARED TO THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE STANDARD & POOR'S 500 STOCK INDEX (S&P 500).

                    [STANDARD & POOR'S COMPARISON BAR GRAPH]

                                                                 KEMPER CONTRARIAN FUND ON
                                                                          5/31/99                    S&P 500 INDEX ON 5/31/99
Finance                                                                     28.6%                              16.2%
Basic industries                                                            27.1%                               3.5%
Consumer nondurables                                                        25.2%                              20.3%
Energy                                                                       7.1%                               7.0%
Capital goods                                                                4.1%                               8.1%
Technology                                                                   3.5%                              20.2%
Consumer durables                                                            2.6%                               1.8%
Transportation                                                               1.2%                               1.0%
Utilities                                                                    0.6%                              11.0%
Health care                                                                  0.0%                              10.9%

* THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
Representing 37.9 percent of the fund's total common stock holdings on May 31, 1999.

--------------------------------------------------------------------------------------
            HOLDINGS                      DESCRIPTION                          PERCENT
--------------------------------------------------------------------------------------
1.          MINNESOTA MINING &            3M is a worldwide manufacturer         5.5%
            MANUFACTURING (3M)            serving industrial, commercial,
                                          health care and consumer markets.
--------------------------------------------------------------------------------------

2.          FHLMC                         Often referred to as "Freddie          5.1%
                                          Mac," this corporation provides
                                          for the transfer of capital
                                          between mortgage lenders and
                                          mortgage security investors,
                                          enabling mortgage lenders to
                                          provide a continuous flow of funds
                                          to borrow.
--------------------------------------------------------------------------------------

3.          PHILIP MORRIS                 The largest cigarette maker in the     4.8%
                                          U.S. Through its Miller Brewing
                                          subsidiary, it is also the
                                          country's second-largest brewer.
                                          This company is also a major
                                          branded food producer through its
                                          Kraft Foods subsidiaries.
--------------------------------------------------------------------------------------

4.          FNMA                          Often referred to as "Fannie Mae,"     4.4%
                                          this is a private corporation
                                          federally chartered to provide
                                          financial products and services
                                          that increase the availability and
                                          affordability of housing to low,
                                          moderate and middle-income
                                          Americans.
--------------------------------------------------------------------------------------

5.          KEYCORP                       Engaged in commercial banking          3.4%
                                          operations and related financial
                                          activities.
--------------------------------------------------------------------------------------

6.          SONOCO PRODUCTS               Engaged in the manufacture of          3.4%
                                          paper and converted paper products
                                          for sale principally to other
                                          manufacturers.
--------------------------------------------------------------------------------------

7.          SEARS ROEBUCK                 A leading retailer of apparel,         3.0%
                                          home and automotive products and
                                          related services for families
                                          throughout North America.
--------------------------------------------------------------------------------------

8.          ATLANTIC RICHFIELD            Engaged in exploring, developing       2.8%
                                          and producing petroleum, which
                                          includes petroleum liquids and
                                          natural gas. The company is also
                                          involved in the refining and
                                          marketing of petroleum products,
                                          transportation, the mining and
                                          sale of coal and interests in
                                          intermediate, chemicals and
                                          specialty products.
--------------------------------------------------------------------------------------

9.          J.C. PENNEY                   Engaged in providing merchandise       2.8%
                                          and services to consumers through
                                          stores, including catalog
                                          operations.
--------------------------------------------------------------------------------------

10.         ALLSTATE                      One of the nation's largest            2.7%
                                          publicly held personal lines
                                          insurance company. It is a major
                                          home, auto and life insurer
                                          providing both traditional life
                                          insurance products and annuities
                                          to individuals.
--------------------------------------------------------------------------------------

*THE FUND'S HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER CONTRARIAN FUND
Portfolio of Investments at May 31, 1999 (unaudited)
(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------
COMMON STOCKS                                                               NUMBER OF SHARES       VALUE
------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--9.7%
                               J.C. Penney Co., Inc.                             137,600        $  7,112
                               Liz Claiborne Inc.                                146,100           5,260
                               May Department Stores                              99,750           4,320
                               Newell Rubbermaid Inc.                            130,000           5,265
                               Sears, Roebuck & Co.                              160,000           7,650
                               -----------------------------------------------------------------------------
                                                                                                  29,607
------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--11.4%
                               Albertson's Inc.                                    60,000          3,210
                               Campbell Soup Co.                                   77,400          3,415
                               H.J. Heinz Co.                                      85,000          4,107
                               International Flavors & Fragrances, Inc.           161,500          6,642
                               Philip Morris Companies, Inc.                      320,100         12,344
                               Unilever NV                                         40,178          2,624
                               VF Corporation                                      52,800          2,429
                               -----------------------------------------------------------------------------
                                                                                                  34,771
------------------------------------------------------------------------------------------------------------
CONSTRUCTION--3.5%
                               Georgia Pacific Timber Group                       194,000          5,202
                               Louisiana-Pacific Corp.                            265,000          5,366
                               -----------------------------------------------------------------------------
                                                                                                  10,568
------------------------------------------------------------------------------------------------------------
DURABLES--2.2%
                               Ford Motor Co.                                     115,000          6,562
                               -----------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
ENERGY--6.0%
                               Atlantic Richfield Co.                              86,500          7,239
                               BP Amoco Plc                                        40,957          4,388
                               Exxon Corp.                                         81,000          6,470
                               -----------------------------------------------------------------------------
                                                                                                  18,097
------------------------------------------------------------------------------------------------------------
FINANCE--24.0%
                               Allstate Corp.                                     190,600          6,945
                               Banc One Corp.                                     110,900          6,273
                               Bank of America Corp.                              100,000          6,469
                               Chubb Corp.                                         64,300          4,505
                               Federal Home Loan Mortgage Corp.                   222,000         12,945
                               Federal National Mortgage Association              167,000         11,356
                               First Union Corp.                                  143,900          6,628
                               KeyCorp                                            250,000          8,687
                               Post Properties Inc.                                75,000          3,141
                               Washington Mutual, Inc.                            117,320          4,480
                               Wells Fargo Co.                                     40,000          1,600
                               -----------------------------------------------------------------------------
                                                                                                  73,029

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF SHARES    VALUE
------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--22.7%
                                           Air Products & Chemicals, Inc.                      93,600       $  3,838
                                           Crown Cork & Seal Co. Inc.                          54,000          1,694
                                           Dow Chemical Co.                                    18,900          2,296
                                           E.I. du Pont de Nemours & Co.                       46,500          3,043
                                           Eastman Chemical Co.                                57,000          2,886
                                           Emerson Electric Co.                                25,000          1,597
                                           Lubrizol Corp.                                     155,000          4,263
                                           Mead Corp.                                          74,300          2,777
                                           Minnesota Mining & Manufacturing Co.               163,500         14,020
                                           Pitney Bowes, Inc.                                  65,000          4,144
                                           Praxair, Inc.                                      118,500          5,784
                                           Sonoco Products Co.                                346,900          8,673
                                           Thomas & Betts Corp.                               125,000          5,351
                                           Tyco International Ltd.                             26,536          2,318
                                           Xerox Corp.                                        115,000          6,461
                                           -----------------------------------------------------------------------------
                                                                                                              69,145
------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--3.0%
                                           Diebold, Inc.                                      202,000          5,681
                                           Raytheon Co. "B"                                    51,000          3,471
                                           -----------------------------------------------------------------------------
                                                                                                               9,152
------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.0%
                                           CSX Corp.                                           65,700          3,084
                                           -----------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
UTILITIES--.5%
                                           ONEOK, Inc.                                         50,000          1,500
                                           -----------------------------------------------------------------------------
                                           TOTAL COMMON STOCKS--84.0%
                                           (Cost: $226,991)                                                  255,515
                                           -----------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
                                                                                         PRINCIPAL AMOUNT     VALUE
------------------------------------------------------------------------------------------------------------------------
MONEY MARKET
INSTRUMENTS--16.0%
                                       (a) Repurchase Agreement
                                             State Street Bank and Trust Company
                                             dated 5/28/99, 4.80%, 6/1/99                    $ 32,901         32,901
                                           -----------------------------------------------------------------------------
                                           Yield--4.87%
                                           Due--July 1999
                                           Amsterdam Funding Corp                              15,784         15,677
                                           -----------------------------------------------------------------------------
                                           TOTAL MONEY MARKET INSTRUMENTS--16.0%
                                           (Cost: $48,578)                                                    48,578
                                           -----------------------------------------------------------------------------
                                           TOTAL INVESTMENT PORTFOLIO--100%
                                           (Cost: $275,569)                                                 $304,093
                                           -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Repurchase agreements are fully collateralized by U.S. Treasury or Government securities. The collateral is monitored daily by the fund so that its market value exceeds the carrying value of the repurchase agreement.

Based on the cost of investments of $275,569,000 for federal income tax purposes at May 31, 1999, the gross unrealized appreciation was $33,898,000, the gross unrealized depreciation was $5,374,000 and the net unrealized appreciation on investments was $28,524,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

May 31, 1999 (unaudited)
(IN THOUSANDS)

------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------
Investments, at value (including repurchase agreements of
$32,901) (Cost: $275,569)                                       $304,093
------------------------------------------------------------------------
Receivable for:
  Investments sold                                                13,021
------------------------------------------------------------------------
  Fund shares sold                                                   557
------------------------------------------------------------------------
  Dividends and interest                                           1,109
------------------------------------------------------------------------
    TOTAL ASSETS                                                 318,780
------------------------------------------------------------------------

------------------------------------------------------------------------
LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

Payable for:
  Investments purchased                                              877
------------------------------------------------------------------------
  Fund shares redeemed                                               117
------------------------------------------------------------------------
  Management fee                                                     185
------------------------------------------------------------------------
  Distribution services fee                                           77
------------------------------------------------------------------------
  Administrative services fee                                         62
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             223
------------------------------------------------------------------------
  Directors' fees                                                      3
------------------------------------------------------------------------
    Total liabilities                                              1,544
------------------------------------------------------------------------
NET ASSETS                                                      $317,236
------------------------------------------------------------------------

------------------------------------------------------------------------
ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $253,967
------------------------------------------------------------------------
Undistributed net realized gain on investments                    33,818
------------------------------------------------------------------------
Net unrealized appreciation on investments                        28,524
------------------------------------------------------------------------
Undistributed net investment income                                  927
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $317,236
------------------------------------------------------------------------

------------------------------------------------------------------------
THE PRICING OF SHARES
------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share ($180,599 /
  7,754 shares outstanding)                                       $23.29
------------------------------------------------------------------------
  Maximum offering price per share (net asset value, plus
  6.10% of net asset value or 5.75% of offering price)            $24.71
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($120,489 /
  5,189 shares outstanding)                                       $23.22
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($16,148 / 696
  shares outstanding)                                             $23.20
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Six months ended May 31, 1999 (unaudited)
(IN THOUSANDS)

-----------------------------------------------------------------------
NET INVESTMENT INCOME
  Dividends                                                     $ 3,355
-----------------------------------------------------------------------
  Interest                                                          933
-----------------------------------------------------------------------
    Total investment income                                       4,288
-----------------------------------------------------------------------
Expenses:
  Management fee                                                  1,044
-----------------------------------------------------------------------
  Distribution services fee                                         450
-----------------------------------------------------------------------
  Administrative services fee                                       328
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses            619
-----------------------------------------------------------------------
  Reports to shareholders                                            72
-----------------------------------------------------------------------
  Registration fee                                                   18
-----------------------------------------------------------------------
  Professional fees                                                  28
-----------------------------------------------------------------------
  Directors' fees and other                                          10
-----------------------------------------------------------------------
    Total expenses                                                2,569
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                             1,719
-----------------------------------------------------------------------

-----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
-----------------------------------------------------------------------

  Net realized gain on sales of investments                      33,886
-----------------------------------------------------------------------
  Change in net unrealized appreciation on investments           (5,401)
-----------------------------------------------------------------------
Net gain on investments                                          28,485
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $30,204
-----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended May 31, 1999 (unaudited) and for the year ended November 30, 1998

(IN THOUSANDS)

                                                                  1999               1998
-------------------------------------------------------------------------------------------
OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------------------
  Net investment income                                         $  1,719              2,094
-------------------------------------------------------------------------------------------
  Net realized gain                                               33,886             20,814
-------------------------------------------------------------------------------------------
  Changes in net unrealized appreciation                          (5,401)            14,228
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations              30,204             37,136
-------------------------------------------------------------------------------------------
  Distribution from net investment income                         (1,456)            (1,851)
-------------------------------------------------------------------------------------------
  Distribution from net realized gain                            (20,809)           (14,639)
-------------------------------------------------------------------------------------------
Total dividends to shareholders                                  (22,265)           (16,490)
-------------------------------------------------------------------------------------------
Net increase from capital share transactions                      45,584             64,952
-------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                      53,523             85,598
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------
Beginning of period                                              263,713            178,115
-------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed net investment income
of $927 and $664, respectively)                                 $317,236            263,713
-------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE
     FUND Kemper Contrarian Fund (the fund) is a separate series of Kemper Value Series, Inc. (KVS), an open-end management investment company organized as a corporation in the state of Maryland. KVS is authorized to issue three billion shares of $.01 par value common stock.

                             The fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through May 31, 1999) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             (Nasdaq), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at fair market value as determined in good faith by the Valuation Committee of the Board of Directors.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                             share is determined separately for each class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income quarterly and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper), and pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The fund incurred a management fee of $1,044,000 for the six months ended May 31, 1999.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the six months ended May 31, 1999 are $38,000.

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the six months ended May 31, 1999 are $580,000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the fund to KDI for the six months ended May 31, 1999 are $328,000.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the fund. Under the agreement, KSvC received shareholder services fees of $442,000 for the six months ended May 31, 1999.

                             OFFICERS AND DIRECTORS. Certain officers or directors of the fund are also officers or directors of Scudder Kemper. For the six months ended May 31, 1999, the fund made no payments to its officers and incurred directors' fees of $4,000 to independent directors.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended May 31, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $160,331

                             Proceeds from sales                         163,104

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund (in thousands):

                                                                         SIX MONTHS ENDED                YEAR ENDED
                                                                           MAY 31, 1999              NOVEMBER 30, 1998
                                                                       --------------------         --------------------
                                                                       SHARES       AMOUNT          SHARES       AMOUNT
                                       SHARES SOLD
                                        Class A                         2,424      $ 53,937          2,870      $ 60,856
                                       ---------------------------------------------------------------------------------
                                        Class B                         1,239        27,276          1,698        36,004
                                       ---------------------------------------------------------------------------------
                                        Class C                           253         5,517            435         9,096
                                       ---------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDEND
                                        Class A                           584        12,202            475         9,293
                                       ---------------------------------------------------------------------------------
                                        Class B                           383         7,998            307         5,943
                                       ---------------------------------------------------------------------------------
                                        Class C                            46           958             24           470
                                       ---------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                        (2,041)      (45,294)        (1,776)      (37,255)
                                       ---------------------------------------------------------------------------------
                                        Class B                          (639)      (13,912)          (737)      (15,339)
                                       ---------------------------------------------------------------------------------
                                        Class C                          (141)       (3,098)          (202)       (4,116)
                                       ---------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                           166         3,691            247         5,225
                                       ---------------------------------------------------------------------------------
                                        Class B                          (166)       (3,691)          (248)       (5,225)
                                       ---------------------------------------------------------------------------------
                                        NET INCREASE FROM CAPITAL
                                        SHARE TRANSACTIONS                         $ 45,584                     $ 64,952
                                       ---------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           ---------------------------------------------------------
                                                                    CLASS A
                                           ---------------------------------------------------------
                                           SIX MONTHS                  ELEVEN MONTHS    YEAR ENDED
                                             ENDED       YEAR ENDED        ENDED       DECEMBER 31,
                                            MAY 31,     NOVEMBER 30,   NOVEMBER 30,    -------------
                                              1999          1998           1997        1996    1995
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $22.90        21.13           16.93       16.20   12.18
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .17          .28             .23         .23     .26
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain             2.16         3.48            4.25        2.07    5.05
----------------------------------------------------------------------------------------------------
Total from investment operations               2.33         3.76            4.48        2.30    5.31
----------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .16          .27             .20         .22     .24
----------------------------------------------------------------------------------------------------
  Distribution from net realized gain          1.78         1.72             .08        1.35    1.05
----------------------------------------------------------------------------------------------------
Total dividends                                1.94         1.99             .28        1.57    1.29
----------------------------------------------------------------------------------------------------
Net asset value, end of period               $23.29        22.90           21.13       16.93   16.20
----------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 11.22%       19.51           26.58       14.42   44.57
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------------
Expenses                                       1.42%        1.37            1.35        1.23    1.25
----------------------------------------------------------------------------------------------------
Net investment income                          1.56%        1.36            1.47        1.56    1.85
----------------------------------------------------------------------------------------------------
OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
----------------------------------------------------------------------------------------------------
Expenses                                       1.42%        1.37            1.35        1.25    1.66
----------------------------------------------------------------------------------------------------
Net investment income                          1.56%        1.36            1.47        1.54    1.44
----------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           ----------------------------------------------------------------
                                                                       CLASS B
                                           ----------------------------------------------------------------
                                           SIX MONTHS     YEAR     ELEVEN MONTHS     YEAR     SEPT. 11
                                             ENDED       ENDED         ENDED        ENDED        TO
                                            MAY 31,     NOV. 30,     NOV. 30,      DEC. 31,   DEC. 31,
                                              1999        1998         1997          1996       1995
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $22.82      21.08         16.92        16.20       15.26
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .08        .08           .08          .11         .07
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain             2.16       3.46          4.22         2.07        1.85
-----------------------------------------------------------------------------------------------------------
Total from investment operations               2.24       3.54          4.30         2.18        1.92
-----------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .06        .08           .06          .11         .07
-----------------------------------------------------------------------------------------------------------
  Distribution from net realized gain          1.78       1.72           .08         1.35         .91
-----------------------------------------------------------------------------------------------------------
Total dividends                                1.84       1.80           .14         1.46         .98
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period               $23.22      22.82         21.08        16.92       16.20
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 10.77%     18.32         25.44        13.61       12.83
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------------------------
Expenses                                       2.25%      2.31          2.26         2.11        2.00
-----------------------------------------------------------------------------------------------------------
Net investment income                           .73%       .42           .56          .68         .88
-----------------------------------------------------------------------------------------------------------
OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------------------------
Expenses                                       2.25%      2.31          2.26         2.34        2.36
-----------------------------------------------------------------------------------------------------------
Net investment income                           .73%       .42           .56          .45         .52
-----------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                           -------------------------------------------------------------
                                                                      CLASS C
                                           -------------------------------------------------------------
                                           SIX MONTHS     YEAR     ELEVEN MONTHS      YEAR     SEPT. 11
                                             ENDED       ENDED         ENDED         ENDED        TO
                                            MAY 31,     NOV. 30,      NOV. 30,      DEC. 31,   DEC. 31,
                                              1999        1998          1997          1996       1995
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $22.82      21.06         16.90         16.20       15.26
--------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                         .05        .05           .06           .11         .08
--------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain             2.16       3.47          4.20          2.05        1.85
--------------------------------------------------------------------------------------------------------
Total from investment operations               2.21       3.52          4.26          2.16        1.93
--------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income       .05        .04           .02           .11         .08
--------------------------------------------------------------------------------------------------------
  Distribution from net realized gain          1.78       1.72           .08          1.35         .91
--------------------------------------------------------------------------------------------------------
Total dividends                                1.83       1.76           .10          1.46         .99
--------------------------------------------------------------------------------------------------------
Net asset value, end of period               $23.20      22.82         21.06         16.90       16.20
--------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                 10.65%     18.25         25.26         13.51       12.85
--------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------------
Expenses                                       2.42%      2.40          2.47          2.12        1.95
--------------------------------------------------------------------------------------------------------
Net investment income                           .56%       .33           .35           .67         .93
--------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------------
Expenses                                       2.42%      2.40          2.47          2.80        2.31
--------------------------------------------------------------------------------------------------------
Net investment income (loss)                    .56%       .33           .35          (.01)        .57
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
--------------------------------------------------------------------------------------------------------

                                           SIX MONTHS       YEAR       ELEVEN MONTHS     YEAR ENDED
                                             ENDED         ENDED           ENDED        DECEMBER 31,
                                            MAY 31,     NOVEMBER 30,   NOVEMBER 30,    ---------------
                                              1999          1998           1997         1996     1995
----------------------------------------------------------------------------------------------------------
Net assets at end of period (in
thousands)                                  $317,236      263,713         178,115      77,592   25,482
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)             127%          64              77          95       30
----------------------------------------------------------------------------------------------------------

NOTES:
Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. waived a portion of its management fee and absorbed certain operating expenses of the fund through the period ended December 31, 1996. The Other ratios to average net assets are computed without this expense waiver or absorption. Data for the six months ended May 31, 1999 is unaudited.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 17, 1998, a special shareholders' meeting was held and adjourned to January 15, 1999. Kemper Contrarian Fund shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. The following are the results.

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

         For               Against         Abstain
      6,214,538            119,544         259,743

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.


Diversification

         For               Against         Abstain
      5,229,798            295,370         555,199


Borrowing

         For               Against         Abstain
      5,224,996            300,172         555,199


Senior securities

         For               Against         Abstain
      5,230,903            294,265         555,199


Concentration

         For               Against         Abstain
      5,229,251            295,917         555,199


Underwriting of securities

         For               Against          Abstain
      5,225,299            299,869          555,199


Investment in real estate

         For               Against          Abstain
      5,224,310            300,858         555,199


Purchase of commodities

         For               Against          Abstain
      5,225,685            299,483          555,199


Lending

         For               Against           Abstain
      5,227,205            297,963           555,199


Margin purchases and short sales

          For              Against           Abstain
      5,216,688            308,480           555,199


Pledging of assets

         For               Against            Abstain
      5,219,195            305,973            555,199


Restricted and illiquid securities

          For              Against            Abstain
      5,210,868            314,300            555,199


Investment in mineral exploration

          For              Against            Abstain
      5,214,922            310,246            555,199

NOTES

                                                                           NOTES

DIRECTORS&OFFICERS


DIRECTORS                         OFFICERS

JAMES E. AKINS                    MARK CASADY             STEVEN T. STOKES
Director                          President               Vice President

JAMES R. EDGAR                    PHILIP J. COLLORA       LINDA J. WONDRACK
Director                          Vice President and      Vice President
                                  Secretary
ARTHUR R. GOTTSCHALK                                      MAUREEN E. KANE
Director                          JOHN R. HEBBLE          Assistant Secretary
                                  Treasurer
FREDERICK T. KELSEY                                       CAROLINE PEARSON
Director                          ANN M. MCCREARY         Assistant Secretary
                                  Vice President
THOMAS W. LITTAUER                                        ELIZABETH C. WERTH
Director and Vice President       KATHRYN L. QUIRK        Assistant Secretary
                                  Vice President
FRED B. RENWICK                                           BRENDA LYONS
Director                          THOMAS F. SASSI         Assistant Treasurer
                                  Vice President
JOHN G. WEITHERS
Director                          CORNELIA SMALL
                                  Vice President


------------------------------------------------------------------------------
LEGAL COUNSEL                     VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                  222 North LaSalle Street
                                  Chicago, IL 60601
------------------------------------------------------------------------------
SHAREHOLDER                       KEMPER SERVICE COMPANY
SERVICE AGENT                     P.O. Box 419557
                                  Kansas City, MO 64141
------------------------------------------------------------------------------
TRANSFER AGENT                    INVESTORS FIDUCIARY TRUST COMPANY
                                  801 Pennsylvania Avenue
                                  Kansas City, MO 64105
------------------------------------------------------------------------------
CUSTODIAN                         STATE STREET BANK AND TRUST COMPANY
                                  225 Franklin Street
                                  Boston, MA 02109
------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER             KEMPER DISTRIBUTORS, INC.
                                  222 South Riverside Plaza Chicago, IL 60606 www.kemper.com

[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Equity Funds/Value Style prospectus.
KCF - 3 (7/27/99) 1080120